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                                                                      Exhibit 10

                FOURTH AMENDMENT TO CREDIT AGREEMENT AND GUARANTY

                  FOURTH AMENDMENT TO CREDIT AGREEMENT AND GUARANTY dated as of July 15, 1999 (the "Fourth Amendment") among HEALTH MANAGEMENT SYSTEMS, INC. (the "Borrower"), ACCELERATED CLAIMS PROCESSING, INC. ("ACP"), QUALITY MEDI-CAL ADJUDICATION, INCORPORATED ("QMA"), HEALTH CARE MICROSYSTEMS, INC. ("HCM"), CDR ASSOCIATES INC. ("CDR"), HSA MANAGED CARE SYSTEMS, INC. ("HSA"), QUALITY STANDARDS IN MEDICINE, INC. ("QSM") and THE CHASE MANHATTAN BANK (the "Bank").

                  PRELIMINARY STATEMENT. The Borrower, ACP, QMA, HCM, CDR and the Bank have entered into a Credit Agreement and Guaranty dated as of July 15, 1996, as amended by First Amendment to Credit Agreement and Guaranty dated as of September 9, 1996, the Second Amendment to Credit Agreement and Guaranty dated as of April 16, 1997 and the Third Amendment to Credit Agreement and Guaranty dated as of June 30, 1997 (as so amended and as it may be further amended, supplemented or modified, the "Credit Agreement"). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

                  The Borrower, ACP, QMA, HCM, CDR, HSA, QSM and the Bank have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 hereof, hereby amended as follows:

                  (a) The following definition shall be added in its proper alphabetical order:

                  ""Fourth Amendment" means the Fourth Amendment to Credit Agreement and Guaranty dated as of July 15, 1999 among the Borrower, each of the Guarantors and the Bank.";

                  (b) The definition of "Revolving Credit Facility Termination Date" is amended in full to read as follows:

                  ""Revolving Credit Facility Termination Date" means September 30, 1999."; and

                  (c) Section 9.02. Minimum Consolidated Tangible Net Worth, is hereby amended by replacing "October 1998, January 1999, April 1999" with "October 1998, January 1999, April 1999, July 1999".
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                  SECTION 2. Conditions of Effectiveness. This Fourth Amendment
shall become effective as of the date on which each of the following conditions shall have been fulfilled:

(a) the Borrower, ACP, QMA, HCM, CDR, HSA, QSM and the Bank shall each have executed and delivered this Fourth Amendment; and

(b) the Bank shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof (a) certifying that no Default or Event of Default has occurred and is continuing; and (b) with computations demonstrating compliance with the covenants contained in Article IX of the Credit Agreement.

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of the Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

                  SECTION 4. Costs, Expenses and Taxes. The Borrower agrees to reimburse the Bank on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of legal counsel for the Bank) incurred by the Bank in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Fourth Amendment and any other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

                  SECTION 5. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 6. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

                  SECTION 7. Counterparts. This Fourth Amendment may be executed in


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any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fourth Amendment by signing any such counterpart.




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                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed as of the day and year first above written.

                                   HEALTH MANAGEMENT SYSTEMS, INC.



                                   By
                                     --------------------------------------
                                     Name:
                                     Title:

                                   ACCELERATED CLAIMS PROCESSING, INC.



                                   By
                                     --------------------------------------
                                     Name:
                                     Title:

                                   QUALITY MEDI-CAL ADJUDICATION, INCORPORATED



                                   By
                                     --------------------------------------
                                     Name:
                                     Title:

                                   HEALTH CARE MICROSYSTEMS, INC.



                                   By
                                     --------------------------------------
                                     Name:
                                     Title:

                                   CDR ASSOCIATES, INC.



                                   By
                                     --------------------------------------
                                     Name:
                                     Title:



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                                   HSA MANAGED CARE SYSTEMS, INC.




                                   By
                                     --------------------------------------
                                     Name:
                                     Title:

                                   QUALITY STANDARDS IN MEDICINE, INC.




                                   By
                                     --------------------------------------
                                     Name:
                                     Title:

                                   THE CHASE MANHATTAN BANK




                                   By
                                     --------------------------------------
                                     Name:
                                     Title:

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                      AMENDED AND RESTATED PROMISSORY NOTE

                  Reference is made to the $30,000,000 Amended and Restated Promissory Note dated June 30, 1997 of Health Management Systems, Inc. and payable to The Chase Manhattan Bank (the "Note"). To the extent that this Amended and Restated Promissory Note amends the Note, the Note is amended. To the extent this Amended and Restated Promissory Note restates the Note, the Note is restated.

$30,000,000                                                        July 15, 1999
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned, Health Management Systems, Inc., a New York corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of The Chase Manhattan Bank (the "Bank") at its office located at 1411 Broadway, Fifth Floor, New York, New York 10018, in lawful money of the United States and in immediately available funds, the principal amount of THIRTY MILLION DOLLARS ($30,000,000) or the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement hereinafter defined) made to the Borrower by the Bank pursuant to the Credit Agreement, whichever is less, on the Revolving Credit Facility Termination Date (as defined in the Credit Agreement), and to pay interest from the date of this Note, in like money, at said office at the time and at a rate per annum as provided in the Credit Agreement.

         The Borrower hereby authorizes the Bank to endorse on the Schedule annexed to this Note the amount of all Loans made to the Borrower and all payments of principal amounts in respect of such Loans, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Loans;
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provided, however, that the failure to make such notation with respect to any
Loan or payment shall not limit or otherwise affect the obligation of the Borrower under the Credit Agreement or this Note.

         This Note is the Note referred to in the Credit Agreement and Guaranty dated as of July 15, 1996, among the Borrower, the Bank, Accelerated Claims Processing, Inc., Quality Medi-Cal Adjudication, Incorporated, Health Care microsystems, Inc. and CDR Associates, Inc., as amended by the First Amendment to Credit Agreement and Guaranty dated as of September 9, 1996, as further amended by Second Amendment to Credit Agreement and Guaranty dated as of April 16, 1997, as further amended by Third Amendment to Credit Agreement and Guaranty dated as of June 30, 1997 and as further amended by Fourth Amendment to Credit Agreement and Guaranty dated as of July 15, 1999 (as so amended and as it may be further amended, modified or supplemented, the "Credit Agreement"). The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of the principal of this Note prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.


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This Note shall be governed by the laws of the State of New York, provided that, as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the State of New York, then such law applicable to the Bank shall apply to the Bank under this Note.

                                               HEALTH MANAGEMENT SYSTEMS, INC.

                                               By_______________________________

                                               Name:   Alan L. Bendes

                                               Title:  Senior Vice President and

                                               Chief Financial Officer

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
                                                           Principal
                                                           Balance                    Notation
                 Amount of               Amount of         Remaining                    Made
Date             Loan                    Payment           Unpaid                        By
----             ----                    -------           ------                        --

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